                                                                   Exhibit 10.47

                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT
                           Dated As of March 18, 2005

                                      among

                          OPTION ONE OWNER TRUST 2002-3
                                    (Company)

                      OPTION ONE LOAN WAREHOUSE CORPORATION

                                   (Depositor)

                         OPTION ONE MORTGAGE CORPORATION
                         (Loan Originator and Servicer)

                                       and

                             WELLS FARGO BANK, N.A.
                            (Facility Administrator)

                          OPTION ONE OWNER TRUST 2002-3
                              MORTGAGE-BACKED NOTES

                                TABLE OF CONTENTS

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                                                                                                      Page
                                           ARTICLE I

                                          DEFINITIONS

Section 1.01.    Definitions....................................................................        1
Section 1.02.    Other Definitional Provisions..................................................       21

                                           ARTICLE II

                            CONVEYANCE OF THE LOANS; ADVANCE AMOUNTS

Section 2.01.    Conveyance of the Loans........................................................       22
Section 2.02.    Ownership and Possession of Loan Files.........................................       23
Section 2.03.    Books and Records; Intention of the Parties....................................       24
Section 2.04.    Delivery of Loan Documents.....................................................       25
Section 2.05.    Acceptance by the Facility Administrator of the Loans; Certain Substitutions
                   and Repurchases; Certification by the Custodian..............................       26
Section 2.06.    Conditions Precedent to Transfer Dates.........................................       27
Section 2.07.    Termination of Funding Period..................................................       29
Section 2.08.    Correction of Errors...........................................................       29

                                          ARTICLE III

                                 REPRESENTATIONS AND WARRANTIES

Section 3.01.    Representations and Warranties of the Depositor................................       29
Section 3.02.    Representations and Warranties of the Loan Originator..........................       31
Section 3.03.    Representations, Warranties and Covenants of the Servicer......................       34
Section 3.04.    Reserved.......................................................................       37
Section 3.05.    Representations and Warranties Regarding Loans.................................       37
Section 3.06.    Purchase and Substitution......................................................       37
Section 3.07.    Dispositions...................................................................       39
Section 3.08.    Servicer Call..................................................................       42
Section 3.09.    Modification of Underwriting Standards.........................................       42

                                           ARTICLE IV

                           ADMINISTRATION AND SERVICING OF THE LOANS

Section 4.01.    Servicer's Servicing Obligations...............................................       42

                                           ARTICLE V

                                 DEPOSITS TO COLLECTION ACCOUNT

Section 5.02.    Investment of Funds............................................................       43

                                           ARTICLE VI

                                           VALUATIONS

Section 6.01.    Valuation of Loans and Retained Securities Value; Market Value Agent...........       43

                                          ARTICLE VII

                                          THE SERVICER

Section 7.01.    Indemnification; Third Party Claims............................................       44
Section 7.02.    Merger or Consolidation of the Servicer........................................       46
Section 7.03.    Limitation on Liability of the Servicer and Others.............................       47
Section 7.04.    Servicer Not to Resign; Assignment.............................................       47
Section 7.05.    Relationship of Servicer to Company, the Note Purchaser and the Facility
                   Administrator................................................................       47
Section 7.06.    Servicer May own Securities....................................................       48
Section 7.07.    Indemnification of the Facility Administrator and Note Purchaser...............       48

                                          ARTICLE VIII

                                   SERVICER EVENTS OF DEFAULT

Section 8.01.    Servicer Events of Default.....................................................       48
Section 8.02.    Appointment of Successor.......................................................       50
Section 8.03.    Waiver of Defaults.............................................................       52
Section 8.04.    Accounting Upon Termination of Servicer........................................       52

                                           ARTICLE IX

                                          TERMINATION

Section 9.01.    Termination....................................................................       52
Section 9.02.    Notice of Termination..........................................................       53

                                           ARTICLE X

                                    MISCELLANEOUS PROVISIONS

Section 10.01.   Amendment......................................................................       53
Section 10.02.   Recordation of Agreement.......................................................       54
Section 10.03.   Duration of Agreement..........................................................       54
Section 10.04.   Governing Law..................................................................       54

                                                    Sale and Servicing Agreement

Section 10.05.   Notices........................................................................       55
Section 10.06.   Severability of Provisions.....................................................       56
Section 10.07.   No Partnership.................................................................       57
Section 10.08.   Counterparts...................................................................       57
Section 10.09.   Successors and Assigns.........................................................       57
Section 10.10.   Headings.......................................................................       57
Section 10.11.   Actions of Securityholders.....................................................       57
Section 10.12.   Non-Petition Agreement.........................................................       58
Section 10.13.   Holders of the Securities......................................................       58
Section 10.14.   Due Diligence Fees, Due Diligence..............................................       58
Section 10.15.   Confidential Information.......................................................       59
Section 10.16.   No Recourse to Owner Trustee...................................................       60

EXHIBIT A   Form of Notice of Advance Amount

EXHIBIT B   [Reserved]

EXHIBIT C   Form of S&SA Assignment

EXHIBIT D   [Reserved]

EXHIBIT E   Representations and Warranties Regarding the Loans

EXHIBIT F   Servicing Addendum

                                                    Sale and Servicing Agreement

            This Amended and Restated Sale and Servicing Agreement amends and restates in its entirety the Sale and Servicing Agreement dated as of July 2, 2002, among OPTION ONE OWNER TRUST 2002-3, a Delaware business trust (the "Company" or the "Trust"), OPTION ONE LOAN WAREHOUSE CORPORATION, a Delaware corporation, as Depositor (in such capacity, the "Depositor"), OPTION ONE MORTGAGE CORPORATION, a California corporation ("Option One"), as Loan Originator (in such capacity, the "Loan Originator") and as Servicer (in such capacity, the "Servicer") and WELLS FARGO BANK, N.A., a national banking association, as Facility Administrator on behalf of the Noteholders (in such capacity, the "Facility Administrator").

                                   WITNESSETH:

            In consideration of the mutual agreements herein contained, the Company, the Depositor, the Loan Originator, the Servicer and the Facility Administrator hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Securities:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.01 Definitions.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

            Accepted Servicing Practices: The Servicer's normal servicing practices in servicing and administering mortgage loans for its own account, which in general shall conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Loans in the jurisdictions in which the related Mortgaged Properties are located and which shall (i) give due consideration to the Noteholders' reliance on the Servicer, and (ii) comply in all material respects with all applicable laws, rules, regulations and orders.

            Accrual Period: With respect to the Secured Notes, the period commencing on and including the preceding Payment Date (or, in the case of the first Payment Date, the period commencing on and including the first Transfer Date (which first Transfer Date is the first date on which the Secured Note Principal Balance is greater than zero)) and ending on the day preceding the related Payment Date.

            Act or Securities Act: The Securities Act of 1933, as amended.

            Adjustment Date: With respect to each ARM, the date set forth in the related Promissory Note on which the Loan Interest Rate on such ARM is adjusted in accordance with the terms of the related Promissory Note.

            Administration Agreement: The Administration Agreement, dated as of July 2, 2002, between the Company and Option One, as Administrator and as Servicer.

            Administrator: Option One, in its capacity as Administrator under the Administration Agreement.

            Advance Amount: With respect to each Transfer Date, the "Advance Amount" determined pursuant to the Note Purchase Agreement.

            Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement: This Agreement, as the same may be amended and supplemented from time to time.

            ALTA: The American Land Title Association and its successors in interest.

            "Appraised Value": With respect to any Mortgage Loan, and the related Mortgaged Property, the lesser of:

            (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (b) the value thereof as determined by a review appraisal conducted by the Originator in the event any such review appraisal determines an appraised value more than 10% lower than the value thereof, in the case of a Mortgaged Loan with a Loan-to-Value Ratio less than or equal to 80%, or more than 5% lower than the value thereof, in the case of a Mortgage Loan with a Loan-to-Value Ratio greater than 80%, as determined by the appraisal referred to in clause (i)(a) above; and

            (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan (which is a Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property) or a Mortgage Loan originated in connection with a "lease option purchase" if the "lease option purchase price" was set 12 months or more prior to origination, such value of the Mortgage Property is based solely upon clause (i) above.

            ARM: Any Loan, the Loan Interest Rate with respect to which is subject to adjustment during the life of such Loan.

            Assignment: A LPA Assignment or S&SA Assignment.

            Assignment of Mortgage: With respect to any Loan, an assignment of the related Mortgage in blank or to Wells Fargo Bank, N.A., as custodian or trustee under the applicable custodial agreement or trust agreement, and notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage.

            Balloon Loan: Any Loan for which the related monthly payments, other than the monthly payment due on the maturity date stated in the Promissory Note, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

            Basic Documents: This Agreement, including any S&SA Assignment, the Administration Agreement, the Custodial Agreement, the Facility Administration Agreement, the Loan Purchase and Contribution Agreement, any other "Transfer Agreement" (as defined in the Note Purchase Agreement), the Note Purchase Agreement, the Disposition Agreement, the Trust Agreement, and, as and when required to be executed and delivered, the Assignments.

            Borrower: The obligor or obligors on a Promissory Note.

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, California, Delaware, Minnesota, Maryland, Pennsylvania or in the city in which the corporate trust office of the Facility Administrator is located or the city in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

            Certificateholder: A holder of a Trust Certificate.

            Closing Date: July 8, 2002.

            Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

            Collateral: As defined in the Note Purchase Agreement.

            Collateral Value: As defined in the Note Purchase Agreement.

            Collection Account: The account designated as such, established and maintained by the Servicer in accordance with Section 5.1 of the Facility Administration Agreement.

            Combined LTV or CLTV: With respect to any Second Lien Loan, the ratio of (a) the sum of the outstanding principal balances, on date of origination of such Second Lien Loan, of (i) such Loan and (ii) the loan constituting the first lien on the affected Mortgaged Property to (b) the Appraised Value of the Mortgaged Property at origination, expressed as a percentage.

            Commission: The Securities and Exchange Commission.

            Commitment Term: That period of time commencing on March 19, 2005 and continuing until the earlier of (i) September 8, 2005 (or, if applicable, such later date as may be in effect from time to time pursuant to Section 2.10(d) in the Note Purchase Agreement), and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X of the Note Purchase Agreement.

            Company Estate: Collectively, all property constituting the Collateral.

            Convertible Loan: A Loan that by its terms and subject to certain conditions contained in the related Mortgage or Promissory Note allows the Borrower to convert the adjustable Loan Interest Rate on such Loan to a fixed Loan Interest Rate.

            Custodial Agreement: The custodial agreement dated as of July 2, 2002, among the Company, the Servicer, the Note Purchaser, the Facility Administrator and the Custodian, providing for the retention of the Custodial Loan Files by the Custodian on behalf of the Facility Administrator on behalf of the Noteholders.

            Custodial Loan File: As defined in Section 2(b) of the Custodial Agreement.

            Custodian: The custodian named in the Custodial Agreement, which custodian shall not be affiliated with the Servicer, the Loan Originator, the Depositor or any Subservicer. Wells Fargo Bank, N.A., a national banking association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

            Deemed Cured: With respect to any Performance Trigger Event, that the delinquency and/or loss ratios which resulted in such Performance Trigger Event have declined to below the specified levels for three consecutive Determination Dates.

            Default: Any occurrence that, with notice or the lapse of time, or both would, unless cured or waived, become an Event of Default.

            Defaulted Loan: With respect to any Determination Date, any Loan, including, without limitation, any Liquidated Loan, with respect to which any of the following has occurred as of the end of the related Remittance Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer or any Subservicer has determined in good faith and in accordance with the servicing standard set forth in Section 4.01 that such Loan is in default or imminent default.

            Deleted Loan: A Loan replaced or to be replaced by one or more Qualified Substitute Loans.

            Delinquency Ratio: The ratio of all Loans that are Delinquent to the aggregate of all Loans, determined on the basis of aggregate Principal Balance.

            Delinquent: A Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is required to be paid. A Loan is "30 days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was required to be paid or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was required to be paid on the 31st day of such month), then on the last day of such immediately succeeding month. The determination of whether a Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be made in like manner.

            Delivery: When used with respect to Trust Account Property means:

            (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Facility Administrator or its custodian (or the related Securities Intermediary) endorsed to the Facility Administrator or its custodian (or the related Securities Intermediary) or endorsed in blank (and if delivered and endorsed to the Securities Intermediary, by continuous credit thereof by book-entry to the related Trust Account);

            (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Facility Administrator or endorsed in blank to its custodian or the related Securities Intermediary and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of the related Securities Intermediary by the amount of such certificated security and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account (all of the Trust Account Property described in Subsections (a) and (b), "Physical Property"); and, in any event, any such Physical Property in registered form shall be in the name of the Facility Administrator or its nominee or custodian (or the related Securities Intermediary); and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Facility Administrator or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

            (c) with respect to any security issued by the U.S. Treasury, Fannie Mae or Freddie Mac that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account Property to an account of the related Securities Intermediary or the securities intermediary that is (x) also a "participant" pursuant to applicable federal regulations and (y) is acting as securities intermediary on behalf of the Securities Intermediary with respect to such Trust Account Property; the making by such Securities Intermediary or securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the related Trust Account; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Facility Administrator or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

            (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, registration in the records of the issuer thereof in the name of the related Securities Intermediary, and the making by such Securities Intermediary of appropriate entries in its records crediting such uncertificated security to the related Trust Account.

            Designated Depository Institution: With respect to an Eligible Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated A or better by S&P or A2 or better by Moody's and the short-term deposits of which shall be rated P-1 or better by Moody's and A-1 or better by S&P, unless otherwise approved in writing by the Note Purchaser and which is any of the following: (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (D) a principal subsidiary of a bank holding company or (E) approved in writing by the Note Purchaser and, in each case acting or designated by the Servicer as the depository institution for the Eligible Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $50,000,000.

            Depositor: Option One Loan Warehouse Corporation, a Delaware corporation, and any successors thereto.

            Determination Date: With respect to any Payment Date occurring on the 10th day of a month, the last day of the calendar month immediately preceding such

Payment Date, and with respect to any other Payment Date, as mutually agreed by the Servicer and the Noteholders.

            Disposition: A Securitization, Whole Loan Sale transaction, or other disposition of Loans.

            Disposition Agent: UBS Real Estate Securities Inc. and its successors and assigns acting at the direction of the Majority Noteholders.

            Disposition Agreement: As defined in the Note Purchase Agreement.

            Disposition Participant: As applicable, with respect to a Disposition, any "depositor" with respect to such Disposition, the Disposition Agent, the Majority Noteholders, the Trust, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

            Disposition Proceeds: With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Retained Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof, minus (y) all other amounts agreed upon in writing by the Note Purchaser, the Trust and the Servicer.

            Due Date: The day of the month on which the Monthly Payment is due from the Borrower with respect to a Loan.

            Eligible Account: At any time, an account which is: (i) maintained with a Designated Depository Institution; (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Facility Administrator and the Company, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Majority Noteholders, any other account.

            Eligible Servicer: Either (x) Option One, for so long as Option One
(i) is an approved seller-servicer by Fannie Mae or Freddie Mac and (ii) has a GAAP Net Worth of at least $200,000,000, or (y) any other Person to which the Majority Noteholders may consent in writing.

            Escrow Payments: With respect to any Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire, hazard, liability and other insurance premiums, condominium charges, and any other payments required to be escrowed by the related Borrower with the lender or servicer pursuant to the Mortgage or any other document.

            Event of Default: Either a Servicer Event of Default or an Event of Default under the Note Purchase Agreement.

            Exceptions Report: The meaning set forth in the Custodial Agreement.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Facility Administration Agreement: The Facility Administration Agreement dated as of July 2, 2002, among the Company, the Note Purchaser, the Servicer and the Facility Administrator (including any applicable amendments, supplements, exhibits and schedules thereto).

            Facility Administrator: Wells Fargo Bank, N.A., a national banking association, as Facility Administrator under the Facility Administration Agreement, or any successor Facility Administrator under the Facility Administration Agreement.

            Fannie Mae: The Federal National Mortgage Association and any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            Fidelity Bond: As described in Section 4.10 of the Servicing
Addendum.

            Final Recovery Determination: With respect to any defaulted Loan or any REO Property, a determination made by the Servicer that all Mortgage Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

            First Lien Loan: A Loan secured by the lien on the related Mortgaged Property, subject to no prior liens on such Mortgaged Property.

            Foreclosed Loan: As of any Determination Date, any Loan that as of the end of the preceding Remittance Period has been discharged as a result of
(i) the completion of foreclosure or comparable proceedings by the Servicer, on behalf of the Company; (ii) the acceptance of the deed or other evidence of title to the related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition of title to the related Mortgaged Property by operation of law.

            Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer on behalf of the Company through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Loan.

            Freddie Mac: The Federal Home Loan Mortgage Corporation and any successor thereto.

            Funding Period: Shall mean the period commencing on the Closing Date and ending on the earliest to occur of (i) the last day of the Commitment Term and (ii) the occurrence of an Event of Default or a Default, if the Note Purchaser so elects, provided that if any Default is cured before it becomes an Event of Default, the Funding Period shall be reinstated, unless the last day of the Commitment Term has occurred or an event described in clause (iii) has occurred and has not been Deemed Cured; and (iii) the occurrence of a Performance Trigger Event, if the Note Purchaser so elects, provided that, if such Performance Trigger Event is Deemed Cured, the Funding Period shall be reinstated, unless the last day of the Commitment Term has expired or an event described in clause (ii) has occurred and an Event of Default or Default still exists.

            GAAP: Generally Accepted Accounting Principles as in effect in the United States.

            GAAP Net Worth: As defined in the Note Purchase Agreement.

            General Operating Account: The account, designated as such, established and maintained pursuant to Section 5.1 of the Facility Administration Agreement.

            Gross Margin: With respect to each ARM, the fixed percentage amount set forth in the related Promissory Note.

            Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as the case may be.

            Independent Accountants: A firm of nationally recognized certified public accountants which is independent according to the provisions of SEC Regulation S-X, Article 2.

            Index: With respect to each ARM, the index set forth in the related Promissory Note for the purpose of calculating the Loan Interest Rate thereon.

            Interest Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 4.14 of the Servicing Addendum.

            Lien: With respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset, or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

            Lifetime Cap: The provision in the Promissory Note for each ARM which limits the maximum Loan Interest Rate over the life of such ARM.

            Lifetime Floor: The provision in the Promissory Note for each ARM which limits the minimum Loan Interest Rate over the life of such ARM.

            Liquidated Loan: As defined in Section 4.03(c) of the Servicing Addendum.

            Liquidated Loan Losses: With respect to any Determination Date, the difference between (i) the aggregate Principal Balances as of such date of all Loans that have become Liquidated Loans, and (ii) all Liquidation Proceeds allocable to principal received on or prior to such date.

            Liquidation Proceeds: With respect to a Liquidated Loan, any cash amounts received in connection with the liquidation of such Liquidated Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Mortgaged Property from Defaulted Loans, any proceeds from Primary Insurance Policies, any amounts received in respect of any condemnation or other taking of all or any portion of such Mortgaged Property and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b)(1), in each case other than Mortgage Insurance Proceeds and Released Mortgaged Property Proceeds.

            Loan: Any loan sold to the Trust hereunder and pledged to the Facility Administrator, which loan includes, without limitation, (i) a Promissory Note and related Mortgage, (ii) all right, title and interest of the Loan Originator in and to the Mortgaged Property covered by such Mortgage and
(iii) all servicing rights with respect to such Loan. The term Loan shall be deemed to include the related Promissory Note, related Mortgage and related Foreclosure Property, if any.

            Loan Documents: With respect to a Loan, the documents comprising the Custodial Loan File for such Loan.

            Loan File: With respect to each Loan, the Custodial Loan File and the Servicer's Loan File.

            Loan Interest Rate: With respect to each Loan, the annual rate of interest borne by the related Promissory Note, as shown on the Loan Schedule, and, in the case of an ARM, as the same may be periodically adjusted in accordance with the terms of such Loan.

            Loan Originator: Option One and its permitted successors and assigns.

            Loan Pool: As of any date of determination, the pool of all Loans conveyed to the Company pursuant to this Agreement on all Transfer Dates up to and including such date of determination, which Loans have not been released from the Lien of the Facility Administrator pursuant to the terms of the Basic Documents, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received on and after the applicable Transfer Cut-off Date, as identified from time to time on the Loan Schedule.

            Loan Purchase and Contribution Agreement: The Loan Purchase and Contribution Agreement, between Option One, as seller, and the Depositor, as purchaser, dated as of July 2, 2002, and all supplements and amendments thereto.

            Loan Schedule or Collateral Schedule: As defined in the Note Purchase Agreement.

            Loan-to-Value Ratio or LTV: With respect to any First Lien Loan, the ratio of the original outstanding principal amount of such Loan to the lesser of
(a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Loan, the purchase price of the Mortgaged Property.

            LPA Assignment: The Assignment of Loans from Option One to the Depositor under the Loan Purchase and Contribution Agreement.

            Majority Certificateholders: Has the meaning set forth in the Trust Agreement.

            Majority Noteholders: The holder or holders of in excess of 50% of the Secured Note Principal Balance. In the event that the Secured Notes have been paid in full and the Note Purchase Agreement has terminated, the Majority Noteholders shall mean the Majority Certificateholders.

            Manufactured Dwelling: Shall mean a fully attached manufactured home which is considered and treated as "real estate" under applicable state law.

            Market Value: For purposes of this facility and related transactions, the market value of a Loan as of any Business Day as determined by the Market Value Agent in accordance with Section 6.01.

            Market Value Agent: UBS Real Estate Securities Inc. or an Affiliate thereof designated by UBS Real Estate Securities Inc. in writing to the parties hereto and, in either case, its successors in interest.

            Maximum Note Principal Balance: The "Commitment Amount" under the Note Purchase Agreement.

            Mixed Use Loan: A Loan secured by a Mortgaged Property that is used primarily for residential purposes, but which is also used for non-residential purposes.

            Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Borrower on the related Loan, as set forth in the related Promissory Note.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: with respect to any Loan, the mortgage, deed of trust or other instrument securing the related Promissory Note, which creates a first or second lien on the fee in real property and/or a first or second lien on the leasehold estate in real property securing the Promissory Note and the assignment of rents and leases related thereto.

            Mortgage Insurance Policies: With respect to any Mortgaged Property or Loan, the insurance policies required pursuant to Section 4.08 of the Servicing Addendum.

            Mortgage Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of Mortgage Insurance Policies and not required either pursuant to applicable law or the related Loan Documents to be applied to the restoration of the related Mortgaged Property or paid to the related Borrower.

            Mortgaged Property: With respect to a Loan, the related Borrower's fee and/or leasehold interest in the real property (and/or all improvements, buildings, fixtures, building equipment and personal property thereon (to the extent applicable) and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by the related Promissory Note.

            Net Liquidation Proceeds: With respect to any Payment Date, Liquidation Proceeds received during the prior Remittance Period, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or Foreclosure Properties pursuant to Section 4.03.

            Net Loan Losses: With respect to any Defaulted Loan that is subject to a modification pursuant to Section 4.01, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

            Nonrecoverable Interest Advance: Any Interest Advance previously made or proposed to be made with respect to a Loan or REO Property that, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate of a Servicing Officer delivered to the Note Purchaser, will not, or, in the case of a proposed Interest Advance, would not be, ultimately recoverable from the related late payments, Mortgage Insurance Proceeds, Released Mortgaged Property Proceeds or Liquidation Proceeds on such Loan or REO Property as provided herein.

            Nonrecoverable Servicing Advance: With respect to any Loan or any Foreclosure Property, (a) any Servicing Advance previously made and not reimbursed from late collections, Liquidation Proceeds, Mortgage Insurance Proceeds or the Released Mortgaged Property Proceeds on the related Loan or Foreclosure Property, or (b) a Servicing Advance proposed to be made in respect of a Loan or Foreclosure Property, either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate of a Servicing Officer delivered to the Note Purchaser, would not be ultimately recoverable.

            Noteholder: The meaning assigned thereto in the Facility Administration Agreement.

            Note Purchase Agreement: The Amended and Restated Note Purchase Agreement among the Note Purchaser, and the Company, dated as of March 18, 2005.

            Note Purchaser: UBS Real Estate Securities Inc. or an Affiliate thereof identified in writing by UBS Real Estate Securities Inc. to the parties hereto.

            Officer's Certificate: A certificate signed by a Responsible Officer of the Depositor, the Loan Originator, the Servicer or the Company, in each case, as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel who may be employed by the Servicer, the Depositor, the Loan Originator or any of their respective Affiliates.

            Option One: Option One Mortgage Corporation, a California corporation.

            Owner Trustee: means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor owner trustee under the Trust Agreement.

            Payment Date: As defined in the Facility Administration Agreement.

            Percentage Interest: As defined in the Trust Agreement.

            Performance Trigger Event: As of any Determination Date, the existence of one or more of the following conditions as of such Determination
Date:

            (a) the aggregate Principal Balance of all Loans that are 30 to 59 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 5%; provided, however, that a Performance Trigger Event shall not occur if such percentage is reduced to less than 5% within three Business Days of such Determination Date as a result of the exercise of a Servicer Call; and

            (b) the aggregate Principal Balance of all Loans that are 60 to 89 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 2%; provided, however, that a Performance

Trigger Event shall not occur if such percentage is reduced to less than 2% within three Business Days of such Determination Date as a result of the exercise of a Servicer Call; and a Performance Trigger Event shall continue to exist until it is Deemed Cured.

            Periodic Cap: With respect to each ARM Loan and any Rate Change Date therefor, the annual percentage set forth in the related Promissory Note that is the maximum annual percentage by which the Loan Interest Rate for such Loan may increase or decrease (subject to the Lifetime Cap or the Lifetime Floor) on such Rate Change Date from the Loan Interest Rate in effect immediately prior to such Rate Change Date.

            Permitted Investments: Each of the following:

            (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

            (b) Federal Housing Administration debentures rated Aa2 or higher by Moody's and AA or better by S&P.

            (c) Freddie Mac senior debt obligations rated Aa2 or higher by Moody's and AA or better by S&P.

            (d) Federal Home Loan Banks' consolidated senior debt obligations rated Aa2 or higher by Moody's and AA or better by S&P.

            (e) Fannie Mae senior debt obligations rated Aa2 or higher by Moody's.

            (f) Federal funds, certificates or deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 30 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 or better by Moody's.

            (g) Investment agreements approved by the Note Purchaser provided:

                        1. The agreement is with a bank or insurance company
                  which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by S&P, and

                        2. Monies invested thereunder may be withdrawn without
                  any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date), and

                        3. The agreement is not subordinated to any other
                  obligations of such insurance company or bank, and

                        4. The same guaranteed interest rate will be paid on any
                  future deposits made pursuant to such agreement, and

                        5. The Facility Administration and the Note Purchaser
                  receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

            (h) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by S&P and P-1 or better by Moody's.

            (i) Investments in money market funds rated AAAM or AAAM-G by S&P and Aaa or P-1 by Moody's.

            (j) Investments approved in writing by the Note Purchaser;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that, with respect to any instrument described above, such instrument qualifies as a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and the regulations thereunder.

            Each reference in this definition to the Rating Agency shall be construed as a reference to each of S&P and Moody's.

            Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Property: As defined in clause (b) of the definition of "Delivery" above.

            Pool Principal Balance: With respect to any Determination Date, the aggregate Principal Balances of the Loans as of the end of the preceding Remittance Period.

            Prepaid Installment: With respect to any Loan, any installment of principal thereof and interest thereon received prior to the scheduled Due Date for such installment, intended by the Borrower as an early payment thereof and not as a Prepayment with respect to such Loan.

            Prepayment: Any payment of principal of a Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Mortgage Insurance Policy which are to be applied as a payment of principal on the related Loan shall be deemed to be Prepayments for all purposes of this Agreement.

            Preservation Expenses: Expenditures made by the Servicer in connection with a Foreclosed Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, or property inspection, restoration or preservation.

            Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to Section 4.06 of the Servicing Addendum.

            Principal Balance: With respect to any Loan or related Foreclosure Property, (i) at the Transfer Cut-off Date, the Transfer Cut-off Date Principal Balance and (ii) with respect to any other Determination Date, the outstanding unpaid principal balance of the Loan as of the end of the preceding Remittance Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Loan prior to the end of such Remittance Period); provided, however, that any Liquidated Loan shall be deemed to have a Principal Balance of zero.

            Proceeding: Any suit in equity, action at law, or other judicial or administrative or arbitration proceeding.

            Promissory Note: With respect to a Loan, the original executed promissory note or other evidence of the indebtedness of the related Borrower or Borrowers.

            Put/Call Loan: Any (i) Loan that has become 90 or more days Delinquent, (ii) Defaulted Loan, (iii) Loan that has been in default for a period of 30 days or more (other than a Loan referred to in the preceding clause
(i)), (iv) Loan that does not meet criteria established by independent rating agencies or surety agency conditions for Dispositions which criteria have been established at the related Transfer Date and may be modified only to match changed criteria of independent rating agencies or surety agents, or (v) Loan that is inconsistent with the intended tax status of a Securitization.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and that meets the requirements of Fannie Mae and Freddie Mac.

            Qualified Substitute Loan: A Loan or Loans substituted for a Deleted Loan pursuant to Section 3.06, which (i) has or have been approved in writing by the Majority Noteholders and (ii) complies or comply as of the date of substitution with each representation and warranty set forth in Exhibit E and is or are not 30 or more days Delinquent as of the date of substitution for such Deleted Loan or Loans.

            Rate Change Date: The date on which the Loan Interest Rate of each ARM is subject to adjustment in accordance with the related Promissory Note.

            Rating Agencies: S&P and Moody's or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Noteholders in their sole discretion.

            Refinanced Loan: A Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Released Mortgaged Property Proceeds: With respect to any Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Borrower in accordance with applicable law and/or Accepted Servicing Practices.

            Remittance Date: The Business Day immediately preceding each Payment Date.

            Remittance Period: With respect to any Payment Date, the period commencing immediately following the Determination Date for the preceding Payment Date (or, in the case of the initial Payment Date, commencing immediately following the initial Transfer Cut-off Date) and ending on and including the related Determination Date.

            REO Property: Real property (including all improvements and fixtures on the Mortgaged Property) acquired by or on behalf of the Company through foreclosure sale or by deed in lieu of foreclosure or otherwise.

            Repurchase Price: With respect to any Loan, the sum of (i) the Principal Balance thereof as of the date of purchase or repurchase, (ii) all accrued and unpaid interest on such Loan to the date of purchase or repurchase computed at the applicable Loan Interest Rate, (iii) the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Loan (after deducting therefrom any amounts received in respect of such purchased or repurchased Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the date of repurchase) and (iv) the amount of any damages incurred by the Note Purchaser as a result of the violation of any Loan of any predatory or abusive lending law. To the extent the Servicer does not reimburse itself for amounts, if any, in respect of the Servicing Advance Reimbursement Amount pursuant to Section 5.4 of the Facility Administration Agreement, with respect to such Loan, the Repurchase Price shall be reduced by such amounts.

            Responsible Officer: When used with respect to the Facility Administrator or Custodian, any officer within the corporate trust office of such Person, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Company or any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Company and who is identified on the list of Authorized Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Company and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Responsible Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter). When used with respect to the Depositor, the Loan Originator or the Servicer, the President, any Vice President, or the Treasurer.

            Retained Securities: With respect to a Securitization, any subordinated securities issued or expected to be issued, or excess collateral value retained or expected to be retained, in connection therewith to the extent the Depositor, the Loan Originator or an Affiliate thereof decides in its sole discretion to retain, instead of sell, such securities.

            Retained Securities Value: With respect to any Business Day and a Retained Security, the market value thereof as determined by the Market Value Agent in accordance with Section 6.01(c).

            Sales Price: For any Transfer Date, the sum of the Collateral Values with respect to each Loan conveyed on such Transfer Date as of such Transfer Date.

            S&SA Assignment: An Assignment, in substantially the form of Exhibit C, of Loans and other property from the Depositor to the Company pursuant to this Agreement.

            Second Lien Loan: A Loan secured by the lien on the Mortgaged Property, subject to one Senior Lien on such Mortgaged Property.

            Secured Note: As defined in the Note Purchase Agreement.

            Secured Note Principal Balance: The outstanding unpaid principal balance of the related Secured Note.

            Securities: The Notes and the Trust Certificates.

            Securities Intermediary: A "securities intermediary" as defined in
Section 8-102(a)(14) of the UCC that is holding a Trust Account for the Facility Administrator as the sole "entitlement holder" as defined in Section 8-102(a)(7) of the UCC.

            Securitization: As defined in the Disposition Agreement.

            Securityholder: Any Noteholder or Certificateholder.

            Senior Lien: With respect to any Second Lien Loan, the mortgage loan having a senior priority lien on the related Mortgaged Property.

            Servicer: Option One, in its capacity as the master servicer hereunder, or any successor appointed as herein provided.

            Servicer Call: The optional repurchase by the Servicer of a Loan pursuant to Section 3.08.

            Servicer Event of Default: As described in Section 8.01.

            Servicer's Fiscal Year: May 1st through April 30th of each year.

            Servicer's Loan File: With respect to each Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Loan, including, without limitation, copies of all of the Loan Documents included in the related Custodial Loan File.

            Servicing Addendum: The terms and provisions set forth in Exhibit F relating to the administration and servicing of the Loans.

            Servicing Advance Reimbursement Amount: With respect to any Determination Date, the amount of any Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

            Servicing Advances: As defined in Section 4.14(b) of the Servicing Addendum.

            Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 4.15 in the Servicing Addendum.

            Servicing Fee: As to each Loan (including any Loan that has been foreclosed and for which the related Mortgaged Property has become a Foreclosure Property, but excluding any Liquidated Loan), the fee payable monthly to the Servicer, which shall be the product of 0.50% (50 basis points), or such other lower amount as shall be mutually agreed to in writing by the Majority Noteholders and the Servicer, and the Principal Balance of such Loan as of the beginning of the related Remittance Period, divided by 12. The Servicing Fee shall only be payable to the extent interest is collected on a Loan.

            Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, on the date hereof to the Company and the Facility Administrator, on behalf of the Noteholders, as such list may from time to time be amended.

            S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

            State: Means any one of the states of the United States of America or the District of Columbia.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which is an Eligible Servicer and satisfies any requirements set forth in Section 4.22 in the Servicing Addendum in respect of the qualifications of a Subservicer.

            Subservicing Account: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

            Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Loans as provided in Section 4.22 in the Servicing Addendum.

            Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.05 or Section 3.06, the amount, if any, by which
(a) the aggregate principal balance of any Qualified Substitute Loans (after application of principal payments received on or before the related Transfer Cut-off Date) is less than (b) the aggregate of the Principal Balances of the related Deleted Loans as of the first day of the month in which such substitution occurs.

            Tangible Equity: As defined in the Note Purchase Agreement.

            Transfer Cut-off Date: With respect to each Loan, the first day of the month in which the Transfer Date with respect to such Loan occurs or if originated in such month, the date of origination.

            Transfer Cut-off Date Principal Balance: As to each Loan, its Principal Balance as of the opening of business on the Transfer Cut-off Date (after giving effect to any payments received on the Loan before the Transfer Cut-off Date).

            Transfer Date: With respect to each Loan, the day such Loan is sold and conveyed to the Depositor by the Loan Originator pursuant to the Loan Purchase and Contribution Agreement and to the Company by the Depositor pursuant to Section 2.01, which results in the issuance of a Secured Note in an original principal amount equal to the related Advance Amount, subject to any limitations in frequency and minimum amounts as may be imposed by the Note Purchase Agreement. With respect to any Qualified Substitute Loan, the Transfer Date shall be the day such Loan is conveyed to the Trust pursuant to Section 2.05 or
3.06. The Transfer Date shall be no later than the corresponding Advance Date under the Note Purchase Agreement.

            Transfer Obligation: The obligation of the Loan Originator under
Section 5.06 to make certain payments in connection with Dispositions and other related matters.

            Trust: Option One Owner Trust 2002-3, the Delaware business trust created pursuant to the Trust Agreement.

            Trust Agreement: The Trust Agreement dated as of July 2, 2002 between the Depositor and the Owner Trustee.

            Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

            Trust Accounts: The Collection Account.

            Trust Certificate: The meaning assigned thereto in the Trust Agreement.

            UCC: The Uniform Commercial Code as in effect in the State of New York from time to time.

            UCC Assignment: A form "UCC-2" or "UCC-3" statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction to reflect an assignment of a secured party's interest in collateral.

            UCC-1 Financing Statement: A financing statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction.

            Underwriting Standards: As defined in the Note Purchase Agreement.

            Unqualified Loan: As defined in Section 3.06(a).

            Wet Funded Custodial File Delivery Date: With respect to a Wet Funded Loan, the later of the fifteenth Business Day and the twentieth calendar day after the related Transfer Date, provided that if a Default or Event of Default shall have occurred, the Wet Funded Custodial File Delivery Date shall be the earlier of (x) such fifteenth Business Day or twentieth calendar day and
(y) the fifth day after the occurrence of such event.

            Wet Funded Loan: A Loan which is pledged to the Note Purchaser, simultaneously with the origination thereof by the Company pursuant to 2.4(d) of the Note Purchase Agreement and is funded in part or in whole with proceeds of the purchase of Notes. A Loan shall cease to be a Wet Funded Loan when documents are received by the Custodian as provided in Section 2.4(d)(iii).

            Whole Loan Sale: A Disposition of Loans pursuant to a whole-loan sale.

            Section 1.02. Other Definitional Provisions.

                  (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (f) Wells Fargo Bank, N.A. is the successor in interest to Wells Fargo Bank Minnesota, National Association. Any references to Wells Fargo Bank Minnesota, National Association in this agreement or in any other agreement related to this agreement shall be construed to mean Wells Fargo Bank, N.A.

                                   ARTICLE II

                    CONVEYANCE OF THE LOANS; ADVANCE AMOUNTS

            Section 2.01. Conveyance of the Loans.

                  (a) On the terms and conditions of this Agreement, on each Transfer Date, the Depositor agrees to offer for sale and to sell the Loans and deliver the related Loan Documents to or at the direction of the Company. To the extent the Company has or is able to obtain sufficient funds under the Note Purchase Agreement and the Secured Notes for the purchase thereof, the Company agrees to purchase such Loans offered for sale by the Depositor.

                  (b) In consideration of the payment of the Sales Price pursuant to Section 2.06 and, to the extent of any value in excess of the Sales Price, as a contribution to the capital of the Company, the Depositor, as of the related Transfer Date and concurrently with the execution and delivery hereof, hereby sells, transfer assigns, sets over and otherwise conveys to the Company, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Company Estate.

                  (c) During the Funding Period, on each Transfer Date, subject to the conditions precedent set forth in Section 2.06(a) and in accordance with the procedures set forth in this Agreement, the Depositor, pursuant to an S&SA Assignment, will assign to the Company without recourse all of its respective right, title and interest, in and to the Loans and all proceeds thereof listed on the Loan Schedule attached to such S&SA Assignment, including all interest, principal, prepayment fees and other amounts received by the Loan Originator, the Depositor or the Servicer on or with respect to the Loans on or after the related Transfer Cut-off Date, together with servicing rights and all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies and all of the Depositor's rights, title and interest in and to (but none of its obligations under) the Loan Purchase and Contribution Agreement and all proceeds of the foregoing.

                  (d) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Company of any of the obligations of the Depositor, the Loan Originator or any other Person in connection with the Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

                  (e) As of the Closing Date and as of each Transfer Date, the Company acknowledges (or will acknowledge pursuant to the S&SA Assignment) the conveyance to it of the Loans and other property comprising the Company Estate, including all rights, title and interest of the Depositor in and to the Loans, receipt of which is hereby acknowledged by the Company. Concurrently with such delivery, as of the Closing Date and as of each Transfer Date, pursuant to the Facility Administration Agreement the Company pledges the Loans and all the other property comprising the Company Estate to the Facility Administrator as collateral agent and secured party on behalf and for the benefit of the Noteholders. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Company) and caused the Trust Certificates to be authenticated and delivered to or at the direction of the Depositor.

            Section 2.02. Ownership and Possession of Loan Files.

            With respect to each Loan, as of the related Transfer Date the ownership of the related Promissory Note, the related Mortgage and the contents of the related Servicer's Loan File and Custodial Loan File shall be vested in the Company for the benefit of the Securityholders, although possession of the Servicer's Loan File on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Custodial Loan Files as contemplated in Section 2.05.

            Section 2.03. Books and Records; Intention of the Parties.

                  (a) As of each Transfer Date, the sale of each of the Loans conveyed on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Depositor and the Loan Originator, as the case may be, as a sale of assets by the Depositor and a sale of assets and a contribution to capital by the Loan Originator, as the case may be, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Loan which shall be clearly marked to reflect the ownership of each Loan, as of the related Transfer Date, by the Company and for the benefit of the Securityholders.

                  (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes, the transfers and assignments of the Loans and other property comprising the Company Estate on the initial Closing Date, on each Transfer Date and as otherwise contemplated by the Basic Documents and the Assignments shall constitute a sale of the Loans from the Depositor to the Company and such Loans shall not thereafter be property of the Depositor. The parties hereto shall treat the Secured Notes as indebtedness for federal, state and local income and franchise tax purposes.

                  (c) If any of the assignments and transfers of the Loans to the Company pursuant to this Agreement or the conveyance of the Loans other than for federal, state and local income or franchise tax purposes, is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, with respect to such property, (i) consisting of Loans and related property, the Depositor shall be deemed to have granted, as of the related Transfer Date, to the Company a first priority security interest in the entire right, title and interest of the Depositor in and to such Loans and proceeds and all other property conveyed to the Company as of such Transfer Date, (ii) consisting of any other property specified in Section 2.01(a), the Depositor shall be deemed to have granted, as of the initial Closing Date, to the Company a first priority security interest in the entire right, title and interest of the Depositor in and to such property and the proceeds thereof. In such event, with respect to such property, this Agreement shall constitute a security agreement under applicable law.

                  (d) Within ten (10) days of the initial Advance Date, the Depositor shall, at each party's sole expense, cause to be filed UCC-1 Financing Statements naming the Company as "secured party" and describing the Collateral being sold by the Depositor to the Company with the office of the Secretary of State of the state in which the Depositor is located and any other jurisdictions as shall be necessary to perfect a security interest in the Collateral. In addition, within ten (10) days of the initial Advance Date, the Loan Originator shall, at its expense, cause to be filed UCC-1 Financing Statements naming the Depositor as "secured party" and describing the Loans being sold by the Loan Originator to the Depositor with the office of the Secretary of the State in which the Loan Originator is located and such other jurisdictions as shall be necessary to perfect a security interest in the Collateral.

            Section 2.04. Delivery of Loan Documents.

                  (a) The Loan Originator shall, prior to the related Transfer Date (or, in the case of each Wet Funded Loan, the related Wet Funded Custodial File Delivery Date), in accordance with the terms and conditions set forth in the Custodial Agreement, deliver or cause to be delivered to the Custodian, a Loan Schedule and each of the documents constituting the Custodial Loan File with respect to each Loan. The Loan Originator shall assure that (i) in the event that any Wet Funded Loan is not closed and funded to the order of the appropriate Borrower on the day funds are provided to the Loan Originator by the Note Purchaser on behalf of the Company, such funds shall be promptly returned to the Note Purchaser on behalf of the Company and (ii) in the event that any Wet Funded Loan is subject to a rescission, all funds received in connection with such rescission shall be promptly returned by the Loan Originator to the Note Purchaser on behalf of the issuer.

                  (b) The Loan Originator shall, on the related Transfer Date (or in the case of a Wet Funded Loan, on or before the related Wet Funded Custodial File Delivery Date), deliver or cause to be delivered to the Servicer the related Servicer's Loan File (i) for the benefit of, and as agent for, the Note Purchaser and (ii) for the benefit of the Custodian, on behalf of the Noteholders, for so long as the Secured Notes are outstanding; after the Secured Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders.

               (i) with respect to any Loans which are set forth as exceptions in the Exceptions Report, the Loan Originator shall cure such exceptions by delivering such missing documents to the Custodian or otherwise curing the defect no later than, in the case of (x) a non-Wet Funded Loan, 5 Business Days, or (y) in the case of a Wet Funded Loan one Business Day after the Wet Funded Custodial File Delivery Date, in each case, following the receipt of the first Exceptions Report listing such exception with respect to such Loan.

                  (c) The Facility Administrator shall cause the Custodian to take and maintain continuous physical possession of the Custodial Loan Files in the State of California (or, provided that the Note Purchaser is given prior written notice thereof and the Company causes to be delivered to the Note Purchaser an Opinion of Counsel with respect to the continued perfection of the Facility Administrator's security interest in the Custodial Loan Files notwithstanding such move, at a facility maintained by the Custodian in another state) and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Loan Originator, the Servicer or any other party.

            Section 2.05. Acceptance by the Facility Administrator of the Loans; Certain Substitutions and Repurchases; Certification by the Custodian.

                  (a) The Facility Administrator declares that it will cause the Custodian to hold the Custodial Loan Files and any additions, amendments, replacements or supplements to the documents contained therein, as well as any other assets delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Facility Administrator further agrees to cause the Custodian to execute and deliver such certifications as are required under the Custodial Agreement and to otherwise direct the Custodian to perform all of its obligations with respect to the Custodial Loan Files in strict accordance with the terms of the Custodial Agreement.

                  (b) (i) With respect to any Loans which are set forth as exceptions in the Exceptions Report, the Loan Originator shall cure such exceptions by delivering such missing documents to the Custodian or otherwise curing the defect no later than 5 Business Days, following the receipt of the first Exceptions Report listing such exception with respect to such Loan.

               (ii) In the event that, with respect to any Loan, the Loan Originator does not comply with the document delivery requirements of
         Section 2 of the Custodial Agreement, the Loan Originator shall repurchase such Loan within one Business Day of notice thereof from the Facility Administrator or the Note Purchaser at the Repurchase Price thereof with respect to such Loan by depositing such Repurchase Price in the Collection Account. In lieu of such a repurchase, the Depositor and Loan Originator may comply with the substitution provisions of
         Section 3.06. The Loan Originator shall provide the Servicer, the Facility Administrator, the Company and the Note Purchaser with a certification of a Responsible Officer on or prior to such repurchase or substitution indicating that the Loan Originator intends to repurchase or substitute such Loan.

               (iii) It is understood and agreed that the obligation of the Loan Originator to repurchase or substitute any such Loan pursuant to this
         Section 2.05(b) shall constitute the sole remedy with respect to such failure to comply with the foregoing delivery requirements.

                  (c) The Servicer's Loan File shall be held in the custody of the Servicer (i) for the benefit of, and as agent for, the Noteholders and
      (ii) for the benefit of the Facility Administrator, on behalf of the Noteholders, for so long as the Secured Notes are outstanding; after the Secured Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 2.05(c), the Facility Administrator shall be deemed to have possession of the Servicer's Loan Files for purposes of
      Section 9-305 of the UCC of the state in which such documents or instruments are located. The Servicer shall promptly report to the Facility Administrator any failure by it to hold the Servicer's Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. Subject to Section 7.01(d), the Servicer agrees to indemnify the Securityholders and the Facility Administrator, their officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Facility Administrator as the result of the negligence or willful misfeasance by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Securityholders or the Facility Administrator; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Facility Administrator or the Majority Noteholders. The Facility Administrator shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian of the Servicer Loan File hereunder.

            Section 2.06. Conditions Precedent to Transfer Dates.

                  (a) At least two (2) Business Days prior to each Transfer Date, the Company shall give notice to the Note Purchaser of such upcoming Transfer Date and provide an estimate of the number of Loans and aggregate Principal Balance of such Loans to be transferred on such Transfer Date. Two Business Days prior to each Transfer Date, the Company shall provide the Note Purchaser a final Loan Schedule with respect to the Loans to be transferred on such Transfer Date. On each Transfer Date, the Depositor shall convey to the Company, the Loans and the other property and rights related thereto described in the related S&SA Assignment, and the Company, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Advance Amount received from the Note Purchaser in the General Operating Account in respect thereof, and the Servicer shall, promptly after such deposit, withdraw the amount deposited in respect of applicable Advance Amount from the General Operating Account, and distribute such amount to or at the direction of the Depositor.

            As of the Closing Date and each Transfer Date:

               (i) the Depositor and the Servicer, as applicable, shall have delivered to the Company and the Note Purchaser duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Note Purchaser a computer readable transmission of such Loan Schedule;

               (ii) the Depositor shall have deposited in the Collection Account all collections received with respect to each of the Loans conveyed on such Transfer Date on and after the applicable Transfer Cut-off Date;

               (iii) as of such Transfer Date, neither the Loan Originator, nor the Depositor shall (A) be insolvent, (B) be made insolvent by its respective sale of Loans or (C) have reason to believe that its insolvency is imminent;

               (iv) the Funding Period shall be in effect;

               (v) the Company shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Note Purchaser shall have received a copy of the Exceptions Report reflecting such delivery;

               (vi) each of the representations and warranties made by the Loan Originator contained in Exhibit E with respect to the Loans shall be true and correct in all material respects as of the related Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

               (vii) the Depositor shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Loans identified in each S&SA Assignment have been sold to the Company pursuant to this Agreement and the S&SA Assignment;

               (viii) the Depositor shall have taken any action requested by the Facility Administrator, the Company or the Noteholders required to maintain the ownership interest of the Company in the Loans conveyed;

               (ix) no selection procedures believed by the Depositor to be adverse to the interests of the Noteholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date or Closing Date;

               (x) the Company shall have provided the Note Purchaser no later than two Business Days prior to such date a Notice of Borrowing pursuant to Section 2.4 of the Note Purchase Agreement, with a copy to the Facility Administrator;

               (xi) after giving effect to the Advance Amount associated therewith, the Secured Note Principal Balance will not exceed the Maximum Note Principal Balance;

               (xii) all conditions precedent to the Depositor's purchase of Loans pursuant to the Loan Purchase and Contribution Agreement shall have been fulfilled as of such Transfer Date or Closing Date; and

               (xiii) all conditions precedent to the Noteholders' purchase of the Advance Amount pursuant to the Note Purchase Agreement shall have been fulfilled as of such Transfer Date or Closing Date.

            (xiv) in the case of non-Wet Funded Loans, the Company shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Initial Noteholder shall have received a copy of the Trust Receipt and the Exceptions Report reflecting such delivery.

            Section 2.07. Termination of Funding Period.

            Upon the occurrence of an Event of Default or Default, the Note Purchaser may, in its sole discretion, terminate the Funding Period, provided that if the precipitating Default is cured before it becomes an Event of Default and no other Default or Event of Default, or any Performance Trigger Event that has not been Deemed Cured, then exists, the Funding Period shall be reinstated.

            Section 2.08. Correction of Errors.

            The Company, the Depositor, the Loan Originator and the Servicer shall cooperate to reconcile any errors in calculating the Sales Price from and after the Closing Date. In the event that an error in the Sales Price is discovered by any such party, including, without limitation, any error due to miscalculations of Market Value where insufficient information has been provided with respect to a Loan to make an accurate determination of Market Value as of any applicable Transfer Date, any miscalculations of Principal Balance, accrued interest or aggregate unreimbursed Servicing Advances attributable to the applicable Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefited from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01. Representations and Warranties of the Depositor.

            The Depositor hereby represents, warrants and covenants to the other parties hereto and the Securityholders that as of the Closing Date, as of each Transfer Date:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance of and compliance with all of the terms thereof will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which are applicable to the Depositor or any of its assets;

                  (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Depositor is not in violation of, and the execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance and compliance with the terms of each Basic Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Depositor, would reasonably be expected to prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Depositor, would reasonably be expected to prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which the Depositor is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which the Depositor is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

                  (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor;

                  (h) The Depositor did not transfer the Loans sold thereon to the Trust with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale;

                  (i) The Depositor had good title to, and was the sole owner of, each Loan sold thereon by the Depositor free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Trust good title to, and the Trust will be the sole owner of, each Loan transferred by the Depositor thereon free and clear of any lien;

                  (j) The Depositor acquired title to each of the Loans sold thereon by the Depositor in good faith, without notice of any adverse claim;

                  (k) None of the Basic Documents to which the Depositor is a party, nor any Officer's Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (l) The Depositor is not required to be registered as an "investment company," under the Investment Company Act of 1940, as amended;

                  (m) The transfer, assignment and conveyance of the Loans by the Depositor thereon pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (n) The Depositor's principal place of business and chief executive offices are located at Irvine California; and

                  (o) The Depositor covenants that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time.

            Section 3.02. Representations and Warranties of the Loan Originator.

            The Loan Originator hereby represents and warrants to the other parties hereto and the Securityholders that as of the Closing Date, as of each Transfer Date:

                  (a) The Loan Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property related to a Loan sold by it is located and (ii) is in compliance with the laws of any such jurisdiction, in both cases, to the extent necessary to ensure the enforceability of such Loans in accordance with the terms thereof and had at all relevant times, full corporate power to originate such Loans, to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Loan Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Loan Originator's articles of organization or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any contract, agreement or other instrument to which the Loan Originator is a party or which may be applicable to the Loan Originator or any of its assets;

                  (c) The Loan Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Loan Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Loan Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Loan Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Loan Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Loan Originator currently pending with regard to which the Loan Originator has received service of process and no action or proceeding against, or investigation of, the Loan Originator is, to the knowledge of the Loan Originator, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Loan Originator, would reasonably be expected to prohibit its entering into any Basic Document to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Loan Originator, would reasonably be expected to prohibit or materially and adversely affect the sale of the Loans to the Depositor, the performance by the Loan Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities; provided, however, that with respect to the Loan Originator's obligations under Section 9.1(c) of the Note Purchase Agreement, there shall also be a reasonable possibility of an adverse determination of such action, proceeding or investigation;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Loan Originator of, or compliance by the Loan Originator with, any Basic Document to which it is a party, (2) the issuance of the Securities, (3) the sale of the Loans, or (4) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date;

                  (g) Immediately prior to the Transfer Date related thereto, the Loan Originator had good title to the Loans sold by it on such Transfer Date without notice of any adverse claim;

                  (h) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Loan Originator to the Note Purchaser in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Loan Originator to the Note Purchaser in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                  (i) The Loan Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Loan Originator prior to the date hereof;

                  (j) The Loan Originator has transferred the Loans transferred by it on or prior to such Transfer Date without any intent to hinder, delay or defraud any of its creditors;

                  (k) The Loan Originator has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it on such Transfer Date;

                  (l) The Loan Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement; and

                  (m) The Loan Originator's principal place of business and chief executive offices are located at Irvine, California.

            It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Facility Administrator) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Facility Administrator, the Owner Trustee and the Company. Upon discovery by the Loan Originator, the Depositor, the Servicer, the Facility Administrator or the Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Loan or the interests of the Securityholders in any Loan or in the Securities, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Loan Originator set forth in Sections 2.05 and 3.06 to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Servicer, the Facility Administrator or the Trust respecting a breach of the representations and warranties contained in this Section 3.02, but shall be cumulative with, and not exclusive of, any remedies provided in any other Basic Document with respect to breaches of the Loan Originator's representations and warranties set forth therein. The fact that the Note Purchaser has conducted or has failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect the Securityholders, rights to demand repurchase or substitution as provided under this Agreement.

            Section 3.03. Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby represents and warrants to and covenants with the other parties hereto and the Securityholders that as of the Closing Date, as of each Transfer Date:

                  (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property is located, and (ii) is in compliance with the laws of any such state, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and to perform its duties under each Basic Document to which it is a party and had at all relevant times, full corporate power to own its property, to carry on its business as currently conducted, to service the Loans and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Servicer of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which are applicable to the Servicer or any of its assets;

                  (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Servicer is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Servicer and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received service of process and no action or proceeding against, or investigation of, the Servicer is, to the knowledge of the Servicer, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Servicer, would reasonably be expected to prohibit its entering into any Basic Document to which it is a party, (B) seek to prevent the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Servicer, would reasonably be expected to prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities; provided, however, that with respect to the Servicer's obligations under Section 9.1(c) of the Note Purchase Agreement, there shall also be a reasonable possibility of an adverse determination of such action, proceeding or investigation;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, any Basic Document to which it is a party or the Securities, or for the consummation of the transactions contemplated by any Basic Document to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

                  (g) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Servicer to the Note Purchaser in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Servicer to the Note Purchaser in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                  (h) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to under the Basic Documents to which it is a party;

                  (i) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for the performance of its services hereunder and that the entire Servicing Fee shall be treated by the Servicer, for accounting purposes, as compensation for the servicing and administration of the Loans pursuant to this Agreement; and

                  (j) The Servicer is an Eligible Servicer and covenants to remain an Eligible Servicer or, if not an Eligible Servicer, each Subservicer is an Eligible Servicer and the Servicer covenants to cause each Subservicer to be an Eligible Servicer.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Custodial Loan Files to the Facility Administrator or the Custodian on its behalf and shall inure to the benefit of the Depositor, the Securityholders, the Facility Administrator and the Company. Upon discovery by the Loan Originator, the Depositor, the Servicer, the Facility Administrator, the Owner Trustee or the Company of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Loans or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The fact that the Note Purchaser has conducted or has failed to conduct any partial or complete due diligence investigation shall not affect the Securityholders, rights to exercise their remedies as provided under this Agreement.

            Section 3.04. Reserved.

            Section 3.05. Representations and Warranties Regarding Loans.

            The Loan Originator makes each of the representations and warranties set forth on Exhibit E.

            Section 3.06. Purchase and Substitution.

            (a) It is understood and agreed that the representations and warranties set forth in Exhibit E shall survive the conveyance of the Loans to the Facility Administrator on behalf of the Company, and the delivery of the Securities to the Securityholders. Upon discovery by the Depositor, the Servicer, the Loan Originator, the Custodian, the Company, the Facility Administrator or any Securityholder of a breach of any of such representations and warranties or the representations and warranties of the Loan Originator set forth in Section 3.02 which materially and adversely affects the value or enforceability of any Loan or the interests of the Securityholders in any Loan (notwithstanding that such representation and warranty was made to the Loan Originator's best knowledge) or which, as a result of the attributes of the aggregate Loan Pool, constitutes a breach of the representations and warranties set forth in Exhibit E, the party discovering such breach shall give prompt written notice to the others. The Loan Originator shall within 5 Business Days of the earlier of the Loan Originator's discovery or the Loan Originator's receiving notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If within 5 Business Days after the earlier of the Loan Originator's discovery of such breach or the Loan Originator's receiving notice thereof such breach has not been remedied by the Loan Originator and such breach materially and adversely affects the interests of the Securityholders in the related Loan (an "Unqualified Loan"), the Loan Originator shall promptly upon receipt of written instructions from the Majority Noteholders either (i) remove such Unqualified Loan from the Trust (in which case it shall become a Deleted Loan) and substitute one or more Qualified Substitute Loans in the manner and subject to the conditions set forth in this
Section 3.06 or (ii) purchase such Unqualified Loan at a purchase price equal to the Repurchase Price with respect to such Unqualified Loan by depositing such Repurchase Price in the Collection Account.

            Any substitution of Loans pursuant to this Section 3.06(a) shall be accompanied by payment by the Loan Originator of the Substitution Adjustment, if any, deposited in the Collection Account pursuant to Section 5.01(e).

            (b) As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Facility Administrator and Note Purchaser a certification executed by a Responsible Officer of the Loan Originator to the effect that the Substitution Adjustment, if any, has been deposited in the Collection Account as required hereby. As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Custodian the documents constituting the Custodial Loan File for such Qualified Substitute Loan or Loans.

            The Servicer shall deposit in the Collection Account all payments received in connection with each Qualified Substitute Loan after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Loans on or before the date of substitution will be retained by the Loan Originator. The Trust will be entitled to all payments received on the Deleted Loan on or before the date of substitution and the Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The Loan Originator shall give written notice to the Company, the Servicer (if the Loan Originator is not then acting as such), the Facility Administrator and Note Purchaser that such substitution has taken place and the Servicer shall amend the Loan Schedule to reflect (i) the removal of such Deleted Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Loan. The Servicer shall promptly deliver to the Company, the Loan Originator, the Facility Administrator and Note Purchaser, a copy of the amended Loan Schedule. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Loan Originator shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Exhibit E. On the date of such substitution, the Loan Originator will deposit into the Collection Account, an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Servicer shall cause the Facility Administrator to release the Deleted Loan from the lien of the Facility Administrator and the Servicer will cause such Qualified Substitute Loan to be pledged to the Facility Administrator under the Facility Administration Agreement as part of the Collateral.

            (c) With respect to all Unqualified Loans or other Loans repurchased by the Loan Originator pursuant to this Agreement, upon the deposit of the Repurchase Price therefor into the Collection Account, (i) the Company shall assign to the Loan Originator, without representation or warranty, all of the Company's right, title and interest in and to such Unqualified Loan, which right, title and interest were conveyed to the Company pursuant to Section 2.01 and (ii) the Facility Administrator shall assign to the Loan Originator, without recourse, representation or warranty, all the Facility Administrator's right, title and interest in and to such Unqualified Loans or Loans, which right, title and interest were conveyed to the Facility Administrator pursuant to Section
2.01 and the Facility Administrator. The Company and the Facility Administrator shall, at the expense of the Loan Originator, take any actions as shall be reasonably requested by the Loan Originator to effect the repurchase of any such Loans and to have the Custodian return the Custodial Loan File of the deleted Loan to the Servicer.

            (d) It is understood and agreed that the obligations of the Loan Originator set forth in this Section 3.06 to cure, purchase or substitute for a Unqualified Loan constitute the sole remedies hereunder of the Depositor, the Company, the Facility Administrator, the Owner Trustee and the Securityholders respecting a breach of the representations and warranties contained in Sections
3.02 and in Exhibit E. Any cause of action against the Loan Originator relating to or arising out of a defect in a Custodial

Loan File or against the Loan Originator relating to or arising out of a breach of any representations and warranties made in Sections 3.02 and in Exhibit E shall accrue as to any Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Loan Originator or notice thereof by the Loan Originator to the Facility Administrator, (ii) failure by the Loan Originator to cure such defect or breach or purchase or substitute such Loan as specified above, and (iii) demand upon the Loan Originator, as applicable, by the Company or the Majority Noteholders for all amounts payable in respect of such Loan.

            (e) Neither the Company nor the Facility Administrator shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Loan pursuant to this Section or the eligibility of any Loan for purposes of this Agreement.

            Section 3.07. Dispositions.

            (a) (i) In consideration of the consideration received from the Depositor under the Loan Purchase and Contribution Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following:

            (A) make such representations and warranties concerning the Loans as of the "cut-off date" of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that the Loan Originator shall not be required to make any representation or warranty beyond the scope or substance of the representations and warranties delineated herein; and provided, further, that, to the extent that the Loan Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

            (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

            (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

            (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition; and

            (E) take such further actions as may be reasonably necessary to effect the foregoing;

provided, that notwithstanding anything to the contrary, (a) the Loan Originator shall have no liability for the Loans arising from or relating to the ongoing ability of the related Borrowers to pay under the Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Loan Originator of collectibility of the Loans; (c) the Loan Originator shall have no obligation with respect to the financial inability of any Borrower to pay principal, interest or other amount owing by such Borrower under a Loan; and (d) the Loan Originator shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Loan Originator, provided that to the extent an Affiliate of the Note Purchaser acts as "depositor" or performs a similar function in a Securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Loan Originator be set forth in a separate agreement between an Affiliate of the Note Purchaser and the Loan Originator.

            (ii) In the event of any Disposition to the Loan Originator or any of its Affiliates (except in connection with a Securitization or a Disposition to an Affiliate which is a "qualified special purpose entity" in accordance with Financial Accounting Standards Board's Statement No. 140), the purchase price paid by the Loan Originator or any such Affiliate shall be the "fair market value" of the Loans subject to such Disposition (as determined by the Market Value Agent based upon recent sales of comparable loans or such other objective criteria as may be approved for determining "fair market value" by a nationally recognized accounting firm).

            (iii) Each Disposition shall be effected on a servicing-released or servicing-retained basis, as the Note Purchaser shall direct, and, with respect to servicing- retained Dispositions, shall be subject to any required amendments to the related servicing provisions as may be necessary to effect the related Disposition including but not limited to the obligation to make recoverable principal and interest advances on the Loans.

            (a) The Company shall effect Dispositions at the direction of the Majority Noteholders in accordance with the terms of this Agreement and the Basic

Documents. The Trust, the Servicer, the Loan Originator and the Facility Administrator agree to use commercially reasonable efforts, in connection with a Disposition made in connection with the occurrence of the Optional Redemption Date under (and as defined in) the Note Purchase Agreement, to permit the Depositor to act as "depositor" in such Disposition; provided, nothing herein shall be construed to require the Depositor to repurchase any Loans. In connection therewith, the Trust agrees to assist the Loan Originator in such Dispositions and accordingly it shall, at the request and direction of the Majority Noteholders:

            (i) transfer, deliver and sell all or a portion of the Loans, as of the "cut-off dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Market Value Agent in its reasonable discretion;

            (ii)deposit the cash Disposition Proceeds into the Collection Account pursuant to Section 5.01(h);

            (iii) to the extent that a Securitization creates any Retained Securities, to accept and retain such Retained Securities as a part of the Disposition Proceeds in accordance with the terms of this Agreement; and

            (iv)take such further actions as may be reasonably necessary to effect such Dispositions.

                  (b) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Participants may request and direct, including without limitation providing the Loan Originator such information as may be required to make representations and warranties required hereunder.

                  (c) The right to require the Company and the Loan Originator to effect Dispositions is subject to the conditions set forth in Section 3.07(a).

                  (d) The Majority Noteholders may effect Whole Loan Sales upon written notice to the Servicer of its intent to cause the Company to effect a Whole Loan Sale at least 5 Business Days in advance thereof. The Loan Originator or its Affiliates may concurrently bid to purchase Loans in a Whole Loan Sale; provided, however, that neither the Loan Originator nor any such Affiliates shall pay a price in excess of the fair market value thereof as reasonably determined by the Market Value Agent.

                  (e) Except as otherwise expressly set forth under this Section 3.07, the parties' rights and obligations under this Section 3.07 shall continue notwithstanding the occurrence of an Event of Default.

                  (f) The Disposition Participants (and the Majority Noteholders to the extent directing the Disposition Participants) shall be independent contractors to the

      Company and shall have no fiduciary obligations to the Company or any of its Affiliates. In that connection, the Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omits to take in good faith in the performance of their duties.

            Section 3.08. Servicer Call.

            Servicer Call. The Servicer may repurchase any Put/Call Loan at any time. Such Servicer Calls shall be solely at the option of the Servicer. Prior to exercising a Servicer Call, the Servicer shall deliver written notice to the Majority Noteholders and the Facility Administrator, which notice shall identify each Loan to be purchased and the Repurchase Price therefor. In connection with each Servicer Call, the Servicer shall deposit into the Collection Account the Repurchase Price for the Loans to be purchased.

            Section 3.09. Modification of Underwriting Standards.

            The Loan Originator shall give the Note Purchaser prompt written notification of any modification or change to the Underwriting Standards that are material in nature; provided that if, within 15 Business Days after receipt of a copy thereof, the Note Purchaser informs the Loan Originator that it disapproves of one or more of such proposed modifications, "Underwriting Standards" shall mean, for purposes of this Agreement and the other Basic Documents, the Underwriting Standards previously in effect, modified only to the extent of such modifications as have not been disapproved by the Note Purchaser pursuant to this Section 3.09, unless the Note Purchaser consents in writing to any modification or change to such Underwriting Standards. Notwithstanding anything contained in this Agreement to the contrary, any Loan conveyed to the Company pursuant to this Agreement pursuant to underwriting guidelines that contain a modification or change to the Underwriting Standards that has been disapproved by the Note Purchaser, or which the Note Purchaser did not receive notice of (i.e., a Loan that could not have been originated in compliance with the "Underwriting Standards," as defined in this Section 3.09), shall be deemed an Unqualified Loan and be repurchased or substituted for in accordance with
Section 3.06.

                                   ARTICLE IV

                    ADMINISTRATION AND SERVICING OF THE LOANS

            Section 4.01. Servicer's Servicing Obligations.

            The Servicer, as independent contract servicer, shall service and administer the Loans in accordance with the terms and provisions set forth in the Servicing Addendum, which Servicing Addendum is incorporated herein by reference. The Servicer shall timely deliver any reports and other information necessary for the Facility Administrator to prepare reports the Facility Administrator is required to prepare under the Basic Documents on the basis of reports or other information to be provided by the Servicer.

                                   ARTICLE V

                         DEPOSITS TO COLLECTION ACCOUNT

            Section 5.01. Deposits to Collection Account. The Servicer shall deposit or cause to be deposited (without duplication):

            (a) all payments on or in respect of each Loan collected on or after the related Transfer Cut-off Date (net of any Servicing Compensation retained therefrom) within two (2) Business Days after receipt thereof;

            (b) all Net Liquidation Proceeds within two (2) Business Days after receipt thereof;

            (c) all Mortgage Insurance Proceeds within two (2) Business Days after receipt thereof;

            (d) all Released Mortgaged Property Proceeds within two (2) Business Days after receipt thereof;

            (e) any amounts payable in connection with the repurchase of any Loan and the amount of any Substitution Adjustment pursuant to Sections
      2.05 and 3.06 concurrently with payment thereof;

            (f) any Repurchase Price payable in connection with a Servicer Call pursuant to Section 3.08 concurrently with payment thereof; and

            (g) all cash Disposition Proceeds of any Disposition, unless a Disposition Confirmation executed and delivered pursuant to the Disposition Agreement specifies that such cash Disposition Proceeds are to be deposited to an escrow account established pursuant to the Disposition Agreement.

            Section 5.02. Investment of Funds.

            Funds held in the Collection Account shall be invested in accordance with the Facility Administration Agreement.

                                   ARTICLE VI

                                   VALUATIONS

            Section 6.01. Valuation of Loans and Retained Securities Value; Market Value Agent.

                  (a) The Company hereby irrevocably appoints the Market Value Agent to determine the Market Value of each Loan and the Retained Securities Value of all Retained Securities, in accordance with subsections (b) and (c) below.

                  (b) The Market Value Agent shall determine the Market Value of each Loan in its sole discretion using its reasonable commercial judgment. In determining the Market Value of each Loan, the Market Value Agent may consider any information that it may deem relevant and shall base such determination primarily on the lesser of its estimate of the projected proceeds from such Loan's inclusion in (i) a Securitization (inclusive of the projected Retained Securities Value of any Retained Securities to be issued in connection with such Securitization) and (ii) a Whole Loan Sale, in each case net of such Loan's ratable share of all costs and fees associated with such Disposition, including, without limitation, any costs of issuance, sale, underwriting and funding reserve accounts. The Market Value Agent's determination, in its sole discretion using its reasonable commercial judgment, of Market Value shall be conclusive and binding upon the parties hereto, absent manifest error (including, without limitation, any error contemplated in Section 2.08).

                  (c) On each Business Day, the Market Value Agent shall determine in its sole discretion using its reasonable commercial judgment the Retained Securities Value of the Retained Securities, if any, expected to be issued pursuant to such Securitization as of the closing date of such Securitization. In making such determination the Market Value Agent may rely exclusively on quotations provided by leading dealers in instruments similar to such Retained Securities, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

                                  ARTICLE VII

                                  THE SERVICER

            Section 7.01. Indemnification; Third Party Claims.

                  (a) The Servicer shall indemnify the Loan Originator, the Owner Trustee, the Trust, the Depositor, the Facility Administrator and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 7.01(b) for its failure to perform its duties and service the Loans in compliance with the terms of this Agreement, then the provisions of this Section 7.01 shall have no force and effect with respect to such failure.

                  (b) None of the Loan Originator, the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Company, the Facility Administrator or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Loan Originator, as the case may be. The Loan Originator, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

                  (c) The Loan Originator agrees to indemnify and hold harmless the Depositor and the Noteholders, as the ultimate assignees from the Depositor (each an "Originator Indemnified Party," together with the Servicer Indemnified Parties, the "Indemnified Parties"), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Loan Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Loan Originator, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in any Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction, including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Loan Originator shall not indemnify an Originator Indemnified Party to the extent such loss, liability, expense, damage or injury is due to either an Originator Indemnified Party's willful misfeasance, bad faith or negligence or by reason of an Originator Indemnified Party's reckless disregard of its obligations hereunder; provided, further, that the Loan Originator shall not be so required to indemnify an Originator Indemnified Party or to otherwise be liable to an Originator Indemnified Party for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other similar investment risks associated with the Loans arising from a breach of any representation or warranty set forth in Exhibit E, a remedy for the breach of which is provided in
      Section 3.06. The provisions of this indemnity shall run directly to and be enforceable by an Originator Indemnified Party subject to the limitations hereof.

                  (d) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Facility Administrator and the Indemnified Party (if other than the Facility Administrator) of any claim of which it has been notified and shall promptly notify the Facility Administrator and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

                  (e) If a Third Party Claim is made against an Indemnified
      Party: while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms; and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request.

            Section 7.02. Merger or Consolidation of the Servicer.

            The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of each Basic Document to which it is a party and each of the Loans and to perform its duties under each Basic Document to which it is a party; provided, however, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

            Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such proposed merger, conversion, consolidation or succession to the Facility Administrator and the Company.

            Section 7.03. Limitation on Liability of the Servicer and Others.

            The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
Section 7.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement.

            Section 7.04. Servicer Not to Resign; Assignment.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Majority Noteholders or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Facility Administrator and Majority Noteholders. No resignation of the Servicer shall become effective until a successor servicer, appointed pursuant to the provisions of Section 8.02 shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

            Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

            The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 7.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Loan Files in the possession of the Servicer) and all amounts received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

            Section 7.05. Relationship of Servicer to Company, the Note Purchaser and the Facility Administrator.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Company, the Note Purchaser, the Owner Trustee and the Facility Administrator under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Company, the Note Purchaser, the Owner Trustee or the Facility Administrator.

            Section 7.06. Servicer May own Securities.

            Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein; provided, however, that at any time that Option One or any of its Affiliates is the Servicer, neither the Servicer nor any of its Affiliates (other than an Affiliate which is a corporation whose purpose is limited to holding securities and related activities and which cannot incur recourse debt) may be a Noteholder. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement unless the Servicer or such Affiliate owns all outstanding Securities of the related class. The Servicer shall notify the Facility Administrator promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

            Section 7.07. Indemnification of the Facility Administrator and Note Purchaser.

            The Servicer agrees to indemnify the Facility Administrator and its employees, officers, directors and agents, and reimburse its reasonable out-of-pocket expenses in accordance with Section 7 of the Facility Administration Agreement as if it was a signatory thereto. The Servicer agrees to indemnify the Custodian in accordance with Section 14 of the Custodial Agreement. The Servicer agrees to indemnify the Note Purchaser in accordance with Section 8.1 of the Note Purchase Agreement as if it were signatory thereto.

                                  ARTICLE VIII

                           SERVICER EVENTS OF DEFAULT

            Section 8.01. Servicer Events of Default.

                  (a) In case one or more of the following Servicer Events of Default by the Servicer shall occur and be continuing, that is to say:

            (i) any failure by Servicer to deposit into the Collection Account in accordance with Section 5.01(b) any amount required to be deposited by it under any Basic Document to which it is a party; or

            (ii)any failure on the part of the Servicer duly to observe or perform in any material respect any other of the material covenants or agreements on the part of the Servicer, contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums, for a period of 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Secured Notes or the Trust Certificates; or

            (iii) any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that materially and adversely affects the interests of any of the parties hereto or any Securityholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by the Note Purchaser or Holders of 25% of the Percentage Interests (as defined in the Facility Administration Agreement) of the Secured Notes; or

            (iv)there shall have been commenced before a court or agency or supervisory authority having jurisdiction in the premises an involuntary proceeding against the Servicer under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which action shall not have been dismissed for a period of 60 days; or

            (v) the Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

            (vi) the Servicer fails to be an Eligible Servicer; or

            (vii) the Servicer ceases to be, directly or indirectly, a wholly-owned subsidiary of H&R Block Inc.; or

            (viii) the Servicer ceases to meet the qualifications of either a Fannie Mae or Freddie Mac servicer which status continues unremedied for a period of 30 days; a

            (ix)the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

                  (b) Then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Facility Administrator or the Majority

      Noteholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Loans or otherwise, shall, subject to Section 8.02, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Loans.

                  (c) Upon the occurrence of an (i) Event of Default under any of the Basic Documents, (ii) a Servicer Event of Default under this Agreement, or (iii) a material adverse change in the business or financial conditions of the Servicer (each, a "Term Event"), the Servicer's right to service the Loans pursuant to the terms of this Agreement shall remain in effect for an initial period commencing on the date on which such Term Event occurred and shall automatically terminate at 5:00 p.m., New York City time, on the last Business Day of the calendar month in which such Term Event occurred (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Note Purchaser by written notice (each, a "Servicer Extension Notice") of the Noteholder for successive one-month terms (each such term ending at 5:00 p.m., New York City time ("EST"), on the last business day of the related month). Following a Term Event, the Servicer hereby agrees that the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer pursuant to this Agreement and the Servicing Agreement. Following a Term Event, the Servicer agrees that if, as of 3:00 p.m. New York City time on the last business day of any month, the Servicer shall not have received a Servicer Extension Notice from the Note Purchaser, the Servicer shall give written notice of such non-receipt to the Note Purchaser by 4:00 p.m. New York City time. Following a Term Event, the failure of the Note Purchaser to deliver a Servicer Extension Notice by 5:00 p.m. New York City time shall result in the automatic and immediate termination of the Servicer (the "Termination Date"). Notwithstanding these time frames, the Servicer and the Note Purchaser shall comply with all applicable laws in connection with such transfer and the Servicer shall continue to service the Loans until completion of such transfer.

            Section 8.02. Appointment of Successor.

            On and after the date the Servicer receives a notice of termination pursuant to Section 8.01 or is automatically terminated pursuant to Section 8.01(c), or the Owner

Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 7.04, or the Servicer is removed as servicer pursuant to this Article VIII or Section 4.01, then, the Majority Noteholders shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it.

            The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01 as if the Servicer had continued to act as servicer hereunder, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in section 4.15. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 8.01 but shall be entitled to any accrued and unpaid Servicing Compensation to the date of termination.

            Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Facility Administrator and remitted directly to the successor servicer for deposit into the Collection Account. The compensation of any successor servicer appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. The Facility Administrator, the Company, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be reasonably necessary to effect any such succession. Any costs or expenses incurred by the Facility Administrator in connection with the termination of the Servicer and the succession of a successor servicer shall be an expense of the outgoing Servicer and, to the extent not paid thereby, an expense of such successor servicer. The Servicer agrees to cooperate with the Facility Administrator and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the successor servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Loans. Upon the occurrence of an Event of Default, the Majority Noteholders shall have the right to order the Servicer's Loan Files and all other files of the Servicer relating to the Loans and all other records of the Servicer and all documents relating to the Loans which are then or may thereafter come into the possession of the Servicer or any third party acting for the Servicer to be delivered to such custodian or servicer as it selects and the Servicer shall deliver to such custodian or servicer such assignments as the Majority Noteholders shall request. No successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Note Purchaser to the Facility Administrator and the Depositor, the Majority Noteholders and the Company shall have consented in writing thereto.

            In connection with such appointment and assumption, the Majority Noteholder may make such arrangements for the compensation of such successor servicer out of payments on the Loans as they and such successor servicer shall agree.

            Section 8.03. Waiver of Defaults.

            The Majority Noteholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article VIII. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

            Section 8.04. Accounting Upon Termination of Servicer.

            Upon termination of the Servicer under this Article VIII, the Servicer shall, at its own expense:

                  (a) deliver to its successor the funds in any Trust Account maintained by the Servicer;

                  (b) deliver to its successor all Loan Files and related documents and statements held by it hereunder and a Loan portfolio computer tape;

                  (c) deliver to its successor, to the Facility Administrator and to the Company and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01. Termination.

                  (a) This Agreement shall terminate upon (i) the disposition of all funds with respect to the last Loan and the remittance of all funds due hereunder, and (ii) the payment of all amounts due and payable (including, without limitation, indemnification payments), pursuant to any Basic Document (including, without limitation, the Note Purchase Agreement and the Secured Notes), to the Facility Administrator, the Owner Trustee, the Company, the Noteholders, the Servicer and the Custodian, written notice of the occurrence of either of which shall be provided to the Facility Administrator by the Servicer; or (B) the mutual consent of the Servicer, the Depositor and all Securityholders in writing and delivered to the Facility Administrator by the Servicer.

                  (b) The Secured Notes shall be subject to an early redemption or termination at the option of the Majority Noteholders in the manner and subject to the provisions of the Note Purchase Agreement.

                  (c) Except as provided in this Section 9.01, none of the Depositor, the Servicer or any Noteholder shall be entitled to revoke or terminate the Trust.

            Section 9.02. Notice of Termination.

            Notice of termination of this Agreement or of early redemption and termination of the Company pursuant to, or as described in, Section 9.01 shall be sent by the Facility Administrator to the Noteholders in accordance with the notice provisions of the Facility Administration Agreement.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

            Section 10.01. Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Facility Administrator and the Company by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of the Securities,
      (ii) adversely affect in any material respect the interests of any of the holders of the Securities in any manner other than as described in clause
      (i), without the consent of the holders of 51% of the Securities, or (iii) reduce the percentage of the Securities, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Securities. The Facility Administrator shall have no responsibility for making any determination pursuant to the preceding sentence.

                  (b) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

            Section 10.02. Recordation of Agreement.

            To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Noteholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Loans.

            Section 10.03. Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided.

            Section 10.04. Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. With respect to all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made by any lawful means. Nothing in this Section 10.04 shall affect the right of any party hereto or its assignees, or of the Note Purchaser or its assignees, to bring any other action or proceeding against any party hereto or its property in the courts of other jurisdictions.

            Section 10.05. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or
(ii) transmitted by telecopy, upon telephone confirmation of receipt thereof (with a copy delivered by overnight courier), as follows:

            If to the Depositor:

                           Option One Loan Warehouse Corporation
                           3 Ada
                           Irvine, CA 92618
                           Attention: Chief Financial Officer
                           Telephone: (949) 790-7504
                           Facsimile: (949) 790-7540
                           E-mail: bill.oneill@oomc.com

            with a copy to:

                           Option One Loan Warehouse Corporation
                           3 Ada
                           Irvine, CA 92618
                           Attention: Assistant Treasurer
                           Telephone: (949) 790-3600 ext. 32527
                           Facsimile: (949) 790-7514
                           E-mail: Jason.Forsyth@oomc.com

            If to the Company:

                           Option One Owner Trust 2002-3
                           c/o Wilmington Trust Company as Owner Trustee One Rodney Square North
                           1100 North Market Street
                           Wilmington, DE 19890
                           Attention: Corporate Trust Administration
                           Telephone: (302) 636-4144
                           Facsimile: (302) 651-8882
                           Email:

            with a copy to:

                           the Servicer at its address set forth herein

            If to the Servicer:

                           Option One Mortgage Corporation
                           3 Ada
                           Irvine, CA 92618
                           Attention: Chief Financial Officer
                           Telephone: (949) 790-7504
                           Facsimile: (949) 790-7540
                           E-mail: bill.oneill@oomc.com

            If to the Loan Originator:

                           Option One Mortgage Corporation
                           3 Ada
                           Irvine, CA 92618
                           Attention: Chief Financial Officer
                           Telephone: (949) 790-7504
                           Facsimile: (949) 790-7540
                           E-mail:  bill.oneill@oomc.com

            If to the Facility Administrator:

                           Wells Fargo Bank, N.A.
                           9062 Old Annapolis Road
                           Columbia, Maryland 21045
                           Attention: Corporate Trust Services -
                                      Option One Owner Trust 2002-3
                           Telephone: (410) 884-2000
                           Facsimile: (410) 715-3714

or, in any such case, to such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by such Person. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party; provided that notices to the Securityholders shall be effective upon mailing or personal delivery. Each party hereto shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons

            Section 10.06. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

            Section 10.07. No Partnership.

            Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

            Section 10.08. Counterparts.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

            Section 10.09. Successors and Assigns.

            This Agreement shall inure to the benefit of and be binding upon the Servicer, the Loan Originator, the Depositor, the Facility Administrator, the Company and the Securityholders and their respective successors and permitted assigns.

            Section 10.10. Headings.

            The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            Section 10.11. Actions of Securityholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Company. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Company if made in the manner provided in this Section 10.11.

                  (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Company may deem sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The Depositor, the Servicer or the Company may require additional proof of any matter referred to in this Section 10.11 as it shall deem necessary.

            Section 10.12. Non-Petition Agreement.

            Notwithstanding any prior termination of any Basic Document, the Loan Originator, the Servicer, the Depositor and the Facility Administrator each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Secured Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Company or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Company or the Depositor.

            Section 10.13. Holders of the Securities.

                  (a) Any sums to be distributed or otherwise paid hereunder or under this Agreement to the holders of the Securities shall be paid to such holders pro rata based on their Percentage Interests;

                  (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Securities, except where otherwise expressly provided, such consent or approval shall be capable of being given by the holder or holders evidencing in the aggregate not less than 51% of the Percentage Interests.

            Section 10.14. Due Diligence Fees, Due Diligence.

            The Loan Originator acknowledges that the Note Purchaser has the right to perform continuing due diligence reviews with respect to the Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Loan Originator agrees that upon reasonable prior notice (with no notice being required upon the occurrence of an Event of Default) to the Loan Originator, the Note Purchaser, the Facility Administrator and Custodian or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan Files and any and all documents, records, agreements, instruments or information relating to such Loans in the possession or under the control of the Servicer and the Facility Administrator. The Loan Originator also shall make available to the Note Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Loans. Without limiting the generality of the foregoing, the Loan Originator acknowledges that the Note Purchaser may purchase Notes based solely upon the information provided by the Loan

Originator to the Note Purchaser in the Loan Schedule and the representations, warranties and covenants contained herein, and that the Note Purchaser, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Loans securing such purchase, including, without limitation, ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Loan. The Note Purchaser may underwrite such Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Loan Originator agrees to cooperate with the Note Purchaser and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Note Purchaser and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Loans in the possession, or under the control, of the Servicer. The Loan Originator further agrees that the Loan Originator shall reimburse the Note Purchaser for any and all reasonable out-of-pocket costs and expenses incurred by the Note Purchaser in connection with the Note Purchaser's activities pursuant to this Section 10.14 (the "Due Diligence Fees"); provided that, unless an Event of Default shall occur, the aggregate reimbursement obligation of the Loan Originator under this Agreement shall be limited to the amount set forth in the Note Purchase Agreement. In addition to the obligations set forth in Section 10.15, the Note Purchaser agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to the Loan Originator or any of its Affiliates (including, but not limited to, the Loan File); provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further, that, unless specifically prohibited by applicable law or court order, the Note Purchaser shall, prior to disclosure thereof, notify the Loan Originator of any request for disclosure of any such non-public information. The Note Purchaser further agrees not to use any such non-public information for any purpose unrelated to this Agreement and that the Note Purchaser shall not disclose such non-public information to any third party underwriter in connection with a potential Disposition without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 10.14.

            Section 10.15. Confidential Information.

            In addition to the confidentiality requirements set forth in Section
10.14 above, each Noteholder agrees to hold and treat all Confidential Information (as defined below) in confidence and will not, without the prior written consent of the Servicer and the Loan Originator, be disclosed or used by such Noteholder or its subsidiaries, Affiliates, directors, officers, employees, agents or controlling persons (collectively, the "Information Recipients") other than for the purpose of making a decision to purchase or sell Notes or the taking of any other permitted action under this Agreement and or any other Basic Document. Each Noteholder agrees to disclose Confidential Information only to its Information Recipients who need to know it for the purpose of making a decision to purchase or sell Notes or the taking of any other permitted action under this

Agreement and or any other Basic Document (including in connection with the servicing of the Loans and in connection with any servicing transfers) and who are informed by such Noteholder of its confidential nature and who agree to be bound by the terms of this Section 10.15. Disclosure that is not in violation of the Right to Financial Privacy Act or other applicable law by such Noteholder of any Confidential Information at the request of its auditors, governmental regulatory authorities or self-regulatory authorities in connection with an examination of a Noteholder by any such authority shall not constitute a breach of its obligations under this Section 10.15 and shall not require the prior consent of the Servicer and the Loan Originator. Each Noteholder shall be responsible for any breach of this Section 10.15 by its Information Recipients. The Note Purchaser may use Confidential Information for internal due diligence purposes in connection with its analysis of the transactions contemplated by the Basic Documents. The Disposition Agent may disclose Confidential Information to the Disposition Participants as required to effect Dispositions. This Section
10.15 shall terminate upon the occurrence of an Event of Default. As used herein, "Confidential Information" means items (ii) and (iii) in the definition of "Loan Schedule". Confidential information shall not include information which
(i) is or becomes generally available to the public other than as a result of a disclosure by such Noteholder or any Information Recipients; (ii) was available to such Noteholder on a non-confidential basis prior to its disclosure to such Noteholder by the Servicer or the Loan Originator; (iii) is required to be disclosed by a governmental authority or related governmental agencies, auditors, accountants or as otherwise required by law; (iv) becomes available to such Noteholder on a non-confidential basis from a person other than the Servicer or the Loan Originator who, to the best knowledge of such Noteholder, is not otherwise bound by a confidentiality agreement with the Servicer or the Loan Originator or is not otherwise prohibited from transmitting the information to each Noteholder.

            Section 10.16. No Recourse to Owner Trustee.

            It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2002-3, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Company is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Company, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Company or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Company under this Agreement or any other related documents.

(SIGNATURE PAGE FOLLOWS)

            IN WITNESS WHEREOF, the Company, the Depositor, the Servicer, the Facility Administrator and the Loan Originator have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT.

                                    OPTION ONE OWNER TRUST 2002-3,

                                    BY: Wilmington Trust Company
                                        not in its individual capacity
                                        but solely as Owner Trustee

                                    BY: /s/ J. Oller
                                        -----------------------------------
                                        Name: Jeanne M. Oller
                                        Title: Senior Financial Services Officer

                                    OPTION ONE LOAN WAREHOUSE
                                           CORPORATION, as Depositor

                                    BY: /s/ C.R. Fulton
                                        -----------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary

                                    OPTION ONE MORTGAGE CORPORATION,
                                           as Loan Originator and Servicer

                                    BY: /s/ C.R. Fulton
                                        -----------------------------------
                                        Name: Charles R. Fulton
                                        Title: Vice President

                                    WELLS FARGO BANK, N.A., as Facility
                                             Administrator

                                    BY: /s/ Reid Denny
                                        -----------------------------------
                                        Name: Reid Denny
                                        Title: Vice President